UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 13, 2011

THE J. M. SMUCKER COMPANY

(Exact name of registrant as specified in its charter)

Ohio	001-05111	34-0538550
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Strawberry Lane Orrville, Ohio		44667-0280
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (330) 682-3000

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On October 13, 2011, The J. M. Smucker Company (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.M. Smucker LLC and The Folgers Coffee Company (together, the “Guarantors”), and J. P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the underwriters named in Schedule 1 attached thereto (the “Underwriters”), relating to the offer and sale of $750 million aggregate principal amount of the Company’s 3.500% Notes due 2021 (the “Notes”). The Notes are fully and unconditionally guaranteed, jointly and severally, by the Guarantors on a senior, unsecured basis (together with the Notes, the “Securities”). The Securities, which were offered and sold in a public offering pursuant to the Underwriting Agreement, were registered pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-177279), which became automatically effective on October 13, 2011.

The Underwriting Agreement contains customary representations, warranties and covenants of the Company, the Guarantors and the Underwriters, and other terms and conditions as are generally customary for transactions of this nature. Under the terms of the Underwriting Agreement, the Company and the Guarantors have agreed to indemnify the Underwriters against certain liabilities, including certain liabilities under the Securities Act of 1933, as amended, or contribute to payments that the Underwriters may be required to make in respect of those liabilities.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the copy thereof which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

Item 8.01	Other Events

In connection with the issuance and sale of the Securities, Calfee, Halter & Griswold LLP and Harter Secrest & Emery LLP have delivered the opinions attached as Exhibits 5.1 and 5.2, respectively, to this Current Report on Form 8-K. In connection with the offering of the Notes, the Company is filing the computation of Ratio of Earnings to Fixed Charges under Exhibit 12.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit

1.1	Underwriting Agreement, dated as of October 13, 2011, among the Company, the Guarantors, and J. P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the underwriters named in Schedule 1 attached thereto.

5.1	Opinion of Calfee, Halter & Griswold LLP.

5.2	Opinion of Harter Secrest & Emery LLP.

12.1	Pro Forma Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Calfee, Halter & Griswold LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE J. M. SMUCKER COMPANY
Date: October 18, 2011

	By:	/s/ Mark R. Belgya
Mark R. Belgya
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit	Description

1.1	Underwriting Agreement, dated as of October 13, 2011, among the Company, the Guarantors, and J. P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the underwriters named in Schedule 1 attached thereto.

5.1	Opinion of Calfee, Halter & Griswold LLP.

5.2	Opinion of Harter Secrest & Emery LLP.

12.1	Pro Forma Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Calfee, Halter & Griswold LLP (included in Exhibit 5.1).

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